UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2014

TeleCommunication Systems, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-30821	52-1526369
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

275 West Street, Annapolis, Maryland		21401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		410/263-7616

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition

On January 30, 2014, TeleCommunication Systems, Inc. issued a press release announcing certain financial information concerning the fourth quarter and year ending December 31, 2013. A copy of this press release is being furnished herewith as Exhibit 99.

Pursuant to General Instruction B.2. to Form 8-K, the information furnished in this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of the section and shall not be deemed to be incorporated by reference in any other filing under the Securities Act or the Exchange Act unless the registrant specifically incorporates this item in a filing under either of such acts.

Item 9.01. Financial Statements and Exhibits.

Pursuant to General Instruction B.2. to Form 8-K, the information furnished in this exhibit listed below shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of the section and shall not be deemed to be incorporated by reference in any other filings under the Securities Act or the Exchange Act until the registrant specifically incorporates this item in the filings under either of such acts.

(a)	Financial statements:

None.

(b)	Pro forma financial information:

None.

(c)	Shell company transactions:

None.

(d)	Exhibits.

99.1 Press Release of TeleCommunication Systems, Inc. dated January 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.

January 30, 2014	By:	/s/ Bruce A. White
Name: Bruce A. White
Title: Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of TeleCommunication Systems, Inc. dated January 30, 2014